EXHIBIT 99.1
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
                                                      Portfolio Summary Report
                                                  Prepared by Goldman, Sachs & Co.



Pg     Pool Classification                        Loans   Principal Balan     CurrWAC     2/4  WAM   Am WAM      Age  OLTV     FICO
------------------------------------------------------------------------------------------------------------------------------------
0001   All Loans                                   8,023  $1,419,077,395      6.586       358.91     358.25      0.12  84.23  650.34
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***  TOTALS  ***                                   8,023  $1,419,077,395
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

































Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent. This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada.
This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.
Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.


All Loans           All Loans

 _____________________________________________________________________________________________________________
|Loans|Principal Balan|CurrWAC|Orig WA| Am WAM| Age    | OLTV|Margin| Per Cap|Life Ca |Life F1|2/4 MTR| FICO  |
|     |               |       |       |       |        |     |      |        |        |       |       |       |
|8,023| $1419077395.08|  6.586| 359.03| 358.25| 0.12   |84.23| 4.994| 1.00   |  12.536|  6.54 | 25.54 | 650.34|
|_____________________________________________________________________________________________________________|


 _________________________________________________________________________________________________________________________________
|Current Rate         |Current Balance                | St Orig Term          | 2/4 Rem Term            | AM WAM                  |
|                     |                               |                       |                         |                         |
| 3.01-4.00%     0.07 | $0,000 - $50,000          0.96|121 -  180 Mths    0.53|121  - 180 Mths     0.52 |Missing             43.91|
| 4.01-5.00%     2.50 | $50,001 - $100,00         9.51|181 -  240 Mths    0.02|181  - 240 Mths     0.02 |121 - 180 Mths       0.49|
| 5.01-6.00%    31.80 | $100,000 - $150,0        18.66|301 -  360 Mths   99.45|301  - 360 Mths     99.45|181 - 240 Mths       0.02|
| 6.01-7.00%    36.54 | $150,000 - $200,0        17.65|                       |                         |241 - 300 Mths       0.01|
| 7.01-8.00%    21.56 | $200,000 - $250,0        13.12|                       |                         |301 - 360 Mths      55.57|
| 8.01-9.00%     6.98 | $250,001 - $350,0        19.46|                       |                         |                         |
| 9.01-10.00%    0.53 | $350,001 - $450,0        10.55|                       |                         |                         |
| 0.01-11.00%    0.03 | $450,001 - $550,0         4.86|                       |                         |                         |
|                     | $550,001 - $750,0         4.37|                       |                         |                         |
|                     | $750,001 - $950,0         0.65|                       |                         |                         |
|                     | $950,001 - $1.0M          0.21|                       |                         |                         |
|_________________________________________________________________________________________________________________________________|



 _________________________________________________________________________________________________________
|Geography              |Zip                |Orig LTV                 |FICO                  |      Lien  |
|_________________________________________________________________________________________________________|
|California        38.86|91913          0.32| 0.01-70.00       6.32   | 540 - 559        2.52|    1.100.00|
|Florida            7.22|92563          0.29| 70.01-75.0       4.04   | 560 - 579        4.37|            |
|Texas              4.49|92592          0.29| 75.01-80.0      50.07   | 580 - 619       21.25|            |
|New York           3.88|92345          0.25| 80.01-85.0       4.47   | 620 - 649       25.27|            |
|Michigan           3.85|92392          0.25| 85.01-90.0      10.57   | 650 - 674       18.43|            |
|Illinois           3.54|92078          0.24| 90.01-95.0       6.80   | 675 - 699       12.13|            |
|Ohio               3.44|95020          0.23| 95.01-100.      17.73   | 700 - 719        6.35|            |
|Georgia            2.69|92584          0.23|                         | 720 - 739        3.91|            |
|Colorado           2.59|93551          0.22|                         | 740 - 759        3.08|            |
|Minnesota          2.40|94583          0.22|                         | 760 - 799        2.59|            |
|Washington         2.11|92557          0.20|                         | 800+             0.10|            |
|Oregon             1.92|95377          0.20|                         |                      |            |
|Maryland           1.90|91354          0.20|                         |                      |            |
|*More*            21.12|*More*        96.85|                         |                      |            |
|_________________________________________________________________________________________________________




 _____________________________________________________________________________________________________________
|Fix vs Arm        |Property Type    |Occupancy           |Purpose            |Docs             |     IO Flag|
 ____________________________________________________________________________________________________________|
|ARM          92.76|SFR         68.08|Owner Occupie  95.94|Purchase      65.56|FULL        89.00|       56.12|
|FIXED         7.24|PUD         18.86|Non-Owner Occ   4.06|Cashout Refi  27.31|NIV          6.96|IO     43.88|
|                  |Condo        7.66|                    |REFI           7.12|LIV          2.87|            |
|                  |Units 2-4    4.93|                    |CONST PE       0.02|No Doc       1.17|            |
|                  |Condo >4     0.45|                    |                   |                 |            |
|                  |Modular      0.01|                    |                   |                 |            |
|                  |MANUHM       0.00|                    |                   |                 |            |
|                  |                 |                    |                   |                 |            |
|                  |                 |                    |                   |                 |            |
|                  |                 |                    |                   |                 |            |
|                  |                 |                    |                   |                 |            |
|                  |                 |                    |                   |                 |            |
|                  |                 |                    |                   |                 |            |
|____________________________________________________________________________________________________________|



 ___________________________________________________________________________________________________
|Margins                  |1st Rate  Cap |Periodic Rate | 2/4 MTR              |PPOTERM             |
|___________________________________________________________________________________________________|
| Missing             7.24|   .      7.24|   .      7.24|0 Mths            7.26|   .           14.75|
| 1.01-2.00%          0.03|  1.00    0.51|  1.00   92.76|1  - 6 Mths       0.49| 12.000g        5.37|
| 2.01-3.00%          0.13|  2.00    0.16|              |7  - 12 Mths      0.18| 24.000        61.38|
| 3.01-4.00%         17.48|  3.00   92.09|              |13 - 24 Mths     79.62| 36.000        18.46|
| 4.01-5.00%         32.68|              |              |25 - 36 Mths      4.09| 48.000         0.04|
| 5.01-6.00%         27.91|              |              |37 - 48 Mths      0.01|                    |
| 6.01-7.00%         13.28|              |              |49 - 60 Mths      8.28|                    |
| 7.01-8.00%          1.22|              |              |61 - 72 Mths      0.08|                    |
| 8.01-9.00%          0.02|              |              |                      |                    |
|                         |              |              |                      |                    |
|                         |              |              |                      |                    |
|___________________________________________________________________________________________________|


Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent. This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada.
This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.
Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.